UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 24, 2021

KIMCO REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-10899	13-2744380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 N. Broadway
Suite 201
Jericho, NY 11753
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (516) 869-9000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $.01 per share.	KIM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.125% Class L Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprL	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.250% Class M Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 24, 2021, Kimco Realty Corporation, a Maryland corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement (the “DownREIT Prospectus Supplement”) to the prospectus included in the automatic shelf registration statement on Form S-3 (File No. 333-258872), filed with the SEC on August 17, 2021. The DownREIT Prospectus Supplement relates solely to the possible issuance by the Company from time to time of up to an aggregate of 1,988,015 shares of common stock, par value $0.01 (the “Common Stock”), in exchange for limited partnership units (the “Units”) in WRI Madison Village LP (the “Madison Village LP”) (formerly known as Markham West Shopping Center, L.P.) and WRI/Raleigh LP (the “Raleigh LP”), in each case, upon tender of such Units for redemption for shares of Common Stock by holders of the Units. Both Madison Village LP and Raleigh LP were real estate ventures structured as DownREIT partnerships of Weingarten Realty Investors (“WRI”). WRI merged with and into the Company on August 3, 2021, pursuant to the Agreement and Plan of Merger, dated April 15, 2021, by and between the Company and WRI, and subsequent to the merger, Madison Village LP and Raleigh LP became DownREIT partnerships of the Company.

The Company is registering shares of Common Stock being offered by the DownREIT Prospectus Supplement in order to permit the recipient thereof to sell such shares without restriction, in the open market or otherwise; however, the registration of shares of Common Stock does not necessarily mean that any of the Units will be submitted for redemption for shares of Common Stock, that the Company, through the applicable general partner, will elect to cause the redemption of the Units for shares of Common Stock instead of cash, or that any shares of the Common Stock to be issued upon such redemption will be offered or sold by the recipient thereof. At August 20, 2021, the Company had outstanding 612,890,296 shares of Common Stock.

On August 24, 2021, Venable LLP delivered its legality opinion in connection with the filing of the DownREIT Prospectus Supplement, which is attached hereto as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.
(d)   Exhibits

Exhibit No.	Description
5.1	Opinion of Venable LLP, dated August 24, 2021, as to the legality of the Common Stock, par value $0.01 per share.
23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1).
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

Date: August 24, 2021	By:	/s/ Glenn G. Cohen
		Name:	Glenn G. Cohen
		Title:	Chief Financial Officer